MUNIHOLDINGS
                                         FUND, INC.


                                STRATEGIC
                                         Performance


                                         Semi-Annual Report
                                         October 31, 1997

                             MUNIHOLDINGS FUND, INC.

The Benefits and Risks of Leveraging

MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Com mon Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

                                       MuniHoldings Fund, Inc., October 31, 1997

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings Fund, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (May 2, 1997) through October 31, 1997, the Common Stock of MuniHoldings Fund, Inc. earned $0.484 per share income dividends, which included earned and unpaid dividends of $0.082. This represents a net annualized yield of 6.14%, based on a month-end per share net asset value of $15.82. Over the same period, the total investment return on the Fund's Common Stock was +8.23%, based on a change in per share net asset value from $15.00 to $15.82, and assuming reinvestment of $0.402 per share income dividends.

Since inception (May 2, 1997) through October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.01% for Series A and 2.75% for Series B.

The Municipal Market Environment

Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

The Fund commenced operations on May 2, 1997, and we quickly became fully invested. We concentrated on purchasing bonds less sensitive to interest rate volatility, such as shorter-duration bonds, in an attempt to seek to provide as high a level as possible of tax-exempt income and to protect the Fund's net asset value. The bond market staged a significant rally through the summer months and long-term tax-exempt yields declined approximately 50 basis points. In our opinion, this occurred as a result of the economy turning decidedly weaker in the second quarter of 1997 while inflation remained benign. Being fully invested, the Fund benefited from the bond market rally realizing a total return above the industry average. We maintained this fully invested position for the Fund for the remainder of the period as the bond market remained in a narrow 20 basis point trading range.

The total return of the Fund's Common Stock since inception was achieved largely through our high-yield investments. These types of issues provide a significant yield advantage over investment-grade bonds in addition to price appreciation potential. Since the Fund's inception to October 31, 1997, the yield on AAA-rated municipal bonds declined approximately 35 basis points as compared to an average of an 85 basis point decline in the high-yield sector. In addition, the credit quality of the Fund's high-yield issues improved during this time.

The current outlook for bonds appears favorable. Economic growth is expected to slow and inflation remains benign. In this environment, we expect to continue to invest in municipal bonds that will maintain a reasonably high level of tax-exempt income.

The Fund began auctioning its Auction Market Preferred Stock during the first week of June. Since that time, the yield on the Auction Market Preferred Stock was trading between 3.40%-4.05%. Leverage benefits the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

December 5, 1997


                                     2 & 3

                                       MuniHoldings Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P   Moody's   Face                                                                                 Value
STATE                Ratings Ratings  Amount  Issue                                                                       (Note 1a)
====================================================================================================================================
Arizona--3.3%                                  Navajo County, Arizona, IDA, IDR (Stone Container Corp. Project), AMT:
                      NR*     NR*    $ 3,000      7.40% due 4/01/2026                                                        $3,311
                      NR*     NR*      1,500      7.20% due 6/01/2027                                                         1,647
                      B       B2       4,000   Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson Electrical
                                               Power Co. Project), Series B, 6% due 9/01/2029                                 4,039
                      NR*     NR*      1,875   Show-Low, Arizona, Improvement District No. 5, 6.375% due 1/01/2015            1,877
====================================================================================================================================
California--4.8%      AAA     Aaa     11,090   Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                               (Public Improvements Project), Sub-Series C, 5.68%** due 9/01/2028 (e)         2,085
                      NR*     Baa2     1,340   California Educational Facilities Authority Revenue Bonds (Pooled
                                               College and University Projects), Series B, 6.125% due 4/01/2013               1,404
                                               Riverside County, California, Asset Leasing Corporation, Leasehold
                                               Revenue Bonds (Riverside County Hospital Project) (d):
                      AAA     Aaa      7,500      6.04%** due 6/01/2022                                                       1,971
                      AAA     Aaa      8,255      6.07%** due 6/01/2026                                                       1,755
                      AAA     Aaa      7,500   San Diego, California, IDR, RITR, 8.185% due 9/01/2018 (b)                     8,513
====================================================================================================================================
Colorado--1.4%        NR*     Aa2      4,000   Colorado HFA, S/F Program, AMT, Senior Series B-2, 7% due 5/01/2026            4,440
====================================================================================================================================
Connecticut--4.6%     A+      NR*      5,000   Connecticut State Development Authority, Water Facility Revenue Bonds
                                               (Bridgeport Hydraulic), AMT, 6.15% due 4/01/2035                               5,289
                      AA      Aa       3,500   Connecticut State, HFA, Housing Mortgage Finance Program, Sub-Series
                                               D-1, 6% due 5/15/2027                                                          3,638
                      BBB-    Ba2      3,000   Connecticut State Health and Educational Facilities Authority, Revenue
                                               Refunding Bonds (University of Hartford), Series D, 6.80% due 7/01/2022        3,133
                      NR*     Baa3     3,000   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds,
                                               Sub-Series B, 5.75% due 9/01/2027                                              3,028
====================================================================================================================================
Florida--2.2%         AAA     Aaa      3,000   Charlotte County, Florida, Health Care Facilities Revenue Bonds (Bon
                                               Secours Health System), RIB, 7.974% due 8/26/2027 (b)(e)                       3,304
                      A1+     VMIG1+     400   Dade County, Florida, IDA, PCR, Refunding (Florida Power and Light
                                               Company Project), VRDN, AMT, 4% due 4/01/2020 (a)                                400
                      AAA     Aaa      2,000   Lee County, Florida, Hospital Board of Directors, Hospital Revenue
                                               Bonds, INFLOS, 9.296% due 4/01/2001 (b)(d)(h)                                  2,395
                      NR*     NR*      1,050   Lee County, Florida, IDA, Healthcare Facilities Revenue Bonds (Cypress
                                               Cove Healthpark), Series A, 6.375% due 10/01/2025                              1,070
====================================================================================================================================
Idaho--0.4%           BBB     Baa2     1,375   Power County, Idaho, PCR, Refunding (FMC Corporation Project), 5.625%
                                               due 10/01/2014                                                                 1,382
====================================================================================================================================
Illinois--4.7%        NR*     NR*        975   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8% due
                                               10/01/2016                                                                     1,109
                      BBB     NR*      5,000   Illinois Development Finance Authority, Revenue Refunding Bonds
                                               (Community Rehabilitation Providers), Series A, 6.05% due 7/01/2019            5,143
                                               Illinois Health Facilities Authority Revenue Bonds, Series A:
                      AAA     Aaa      1,050      (Highland Park Hospital Project), 5.75% due 10/01/2026 (d)                  1,073
                      AAA     Aaa      1,710      Refunding (Advocate Healthcare), 5.875% due 8/15/2022 (d)                   1,772
                      A       A3       2,880      Refunding (Riverside Health Systems), 6% due 11/15/2015                     2,988
                      NR*     NR*      3,000   Round Lake Beach, Illinois, Tax Increment Revenue Refunding Bonds,
                                               7.50% due 12/01/2013                                                           3,257
====================================================================================================================================
Indiana--2.2%         NR*     NR*      8,985   Allen County, Indiana, Redevelopment District, Tax Incremental Revenue
                                               Bonds (General Motors Development Area), 7%** due 11/15/2013                    3,135
                      NR*     Aaa      3,930   Indiana State Housing Finance Authority, S/F Mortgage Revenue Bonds, Series
                                               A-1, 6.25% due 1/01/2017                                                        4,124
====================================================================================================================================
Kentucky--2.7%        AAA     Aaa      5,000   Louisville and Jefferson County, Kentucky, Metropolitan Sewer District, Sewer
                                               and Drain System Revenue Refunding Bonds, Series A, 6.25% due 5/15/2026 (d)     5,453
                      NR*     NR*      3,150   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ International
                                               Project), AMT, 6.55% due 4/15/2027                                              3,380
====================================================================================================================================
Louisiana--3.2%       BB      NR*     10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                               Project), 6.50% due 1/01/2017                                                  10,581
====================================================================================================================================
Massachusetts--0.3%   AAA     Aaa      1,000   Massachusetts State, HFA, Housing Revenue Bonds (Rental-Mortgage), AMT,
                                               Series B, 6.40% due 7/01/2038 (c)                                               1,059
====================================================================================================================================
Michigan--1.6%        AAA     Aaa      5,000   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A, 5.875%
                                               due 10/01/2017 (c)                                                              5,097
====================================================================================================================================
Mississippi--2.4%     BBB-    Ba1      7,675   Claiborne County, Mississippi, PCR, Refunding (System Energy Resources Inc.
                                               Project), 6.20% due 2/01/2026                                                   7,867
====================================================================================================================================
Missouri--0.3%        BB      NR*        755   Missouri State Health and Educational Facilities Authority Revenue Bonds
                                               (Southwest Baptist University Project), 9.50% due 10/01/2001                      819
====================================================================================================================================
Nebraska--0.6%        AAA     NR*      2,000   Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT,
                                               Series C, 6.30% due 9/01/2028                                                   2,093
====================================================================================================================================
Nevada--4.2%                                   Nevada Housing Division, Senior Bonds, AMT, Series B-1:
                      NR*     Aaa      4,335      6.05% due 10/01/2018                                                         4,464
                      NR*     Aaa      2,810      6.15% due 4/01/2029                                                          2,905
                                               Nevada Housing Division, S/F Program:
                      NR*     Aaa      4,315      Senior Series D-1, 6.15% due 10/01/2017                                      4,521
                      NR*     Aaa      1,890      Senior Series D-2, AMT, 6.35% due 4/01/2028                                  1,975
====================================================================================================================================
New Hampshire--1.7%   NR*     Aa3      5,185   New Hampshire State Housing Finance Authority, S/F Revenue Bonds (Mortgage
                                               Acquisition), AMT, Series G, 6.30% due 1/01/2026                                5,390
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                     4 & 5

                                       MuniHoldings Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P   Moody's   Face                                                                                 Value
STATE                Ratings Ratings  Amount  Issue                                                                       (Note 1a)
====================================================================================================================================
New Jersey--1.7%      BBB     Baa2   $ 3,425   New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                               Bonds (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020           $ 3,541
                      BBB     Baa2     2,000   New Jersey State Educational Facilities Authority Revenue Bonds (Monmouth
                                               University), Series C, 5.80% due 7/01/2022                                      2,039
====================================================================================================================================
New Mexico--2.7%                               Farmington, New Mexico, PCR, Refunding (Public Service Company of San Juan):
                      BB+     Ba1      2,000      Series A, 6.30% due 12/01/2016                                               2,114
                      BB+     Ba1      2,500      Series B, 6.30% due 12/01/2016                                               2,632
                      AAA     Aaa      1,825   Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds,
                                               Series A, 6% due 7/01/2015 (e)                                                  1,932
                      AAA     NR*      2,000   New Mexico Mortgage Finance Authority, S/F Mortgage Program, AMT, Series
                                               B-2, 6.30% due 7/01/2028                                                        2,094
====================================================================================================================================
New York--16.0%                                New York City, New York, Municipal Water Finance Authority, Water and Sewer
                                               System Revenue Bonds:
                      AAA     Aaa      1,065      RITR, Series 1997-6, 7.495% due 6/15/2026 (b)(d)                             1,128
                      AAA     Aaa     12,000      Series B, 5.875% due 6/15/2026 (e)                                          12,477
                                               New York City, New York, UT:
                      BBB+    Baa1    10,000      Refunding, Series F, 6% due 8/01/2016                                       10,384
                      BBB+    Baa1     7,035      Series E, 6% due 8/01/2016                                                   7,305
                                               New York State Dormitory Authority Revenue Bonds:
                      A-      Baa1    15,145      Refunding (Mental Health Services Facilities), Series B, 5.50% due
                                                  8/15/2017                                                                   15,144
                      A-      A3       6,000      (State University Educational Facilities), 5.50% due 5/15/2026               6,000
====================================================================================================================================
Oklahoma--2.1%        BB+     NR*        985   Blaine County, Oklahoma, Industrial Authority, IDR (US Gypsum Co. Project),
                                               7.25% due 10/01/2010                                                            1,066
                      BBB-    Baa2     5,400   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds (American
                                               Airlines Project), 6.25% due 6/01/2020                                          5,727
====================================================================================================================================
Oregon--0.4%          NR*     NR*      1,300   Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds (Wauna
                                               Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016                       1,418
====================================================================================================================================
Pennsylvania--6.2%                             Beaver County, Pennsylvania, IDA, PCR, Refunding (Cleveland Electric Project):
                      BB+     Ba2      1,600      7.625% due 5/01/2025                                                         1,816
                      BB+     Ba2      1,500      Series A, 7.75% due 7/15/2025                                                1,717
                      AAA     Aaa      4,750   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and
                                               Light Company Project), Series A, 6.40% due 11/01/2021 (d)                      5,193
                      NR*     NR*      1,750   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds
                                               (Meadowood--1st Mortgage), Series A, 6.25% due 12/01/2017                       1,765
                      NR*     NR*      4,970   Pennsylvania State Higher Educational Facilities Authority, College and
                                               University Revenue Bonds (Eastern College), Series B, 8% due 10/15/2025         5,709
                      NR*     NR*      4,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding (Commercial
                                               Development--Days Inn), Series B, 6.50% due 10/01/2027                          4,176
====================================================================================================================================
Tennessee--7.6%       AA      Aa       3,400   Educational Funding South Inc., Tennessee, Educational Loan Revenue Bonds,
                                               AMT, Senior Sub-Series B, 6.20% due 12/01/2021                                  3,542
                                               Hardeman County, Tennessee, Correctional Facilities Corporation Revenue Bonds:
                      NR*     NR*        680      7% due 8/01/2004                                                               723
                      NR*     NR*      4,500      7.75% due 8/01/2017                                                          5,010
                      NR*     NR*      1,700      Series B, 7.375% due 8/01/2017                                               1,843
                      AA      Aa2      8,500   Tennessee Housing Development Agency, Homeowner Program, AMT, Series 3, 6%
                                               due 1/01/2028                                                                   8,714
                      A+      A1       4,750   Tennessee Housing Development Agency, Mortgage Finance Refunding Bonds,
                                               Series A, 5.95% due 7/01/2028                                                   4,864
====================================================================================================================================
Texas--10.6%          A-      A3       5,615   Cass County, Texas, Industrial Development Corporation, Environmental
                                               Improvement Revenue Bonds (International Paper Co. Project), AMT, Series A,
                                               6.25% due 4/01/2021                                                             5,944
                      AAA     Aaa      4,000   Harris County, Texas, Health Facilities Development Corporation, Hospital
                                               Revenue Bonds, RITR, Series 12, 8.67% due 10/01/2024 (b)(d)                     4,640
                      BB      Ba2      5,000   Houston, Texas, Airport System Revenue Bonds (Special Facilities--
                                               Continental Airline Terminal Improvement), AMT, Series B, 6.125% due
                                               7/15/2017                                                                       5,160
                      A-      Baa1     3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                               AMT, 6.375% due 4/01/2027                                                       3,714
                      AA      Aa2      5,000   Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                               Sewer Facilities Revenue Bonds (Mobil Oil Refining Corp. Project), AMT,
                                               6.40% due 3/01/2030                                                             5,355
                      AAA     NR*      1,825   Lubbock, Texas, Housing Finance Corporation, S/F Mortgage Revenue Refunding
                                               Bonds (Mortgage Backed Securities Program), Series A, 6.125% due
\                                              12/01/2017 (g)                                                                  1,907
                      BB      Ba2      5,000   Odessa, Texas, Junior College District, Revenue Refunding Bonds, Series A,
                                               8.125% due 12/01/2018                                                           5,679
                      AAA     Aaa      2,500   Tarrant County, Texas, Health Facilities Development Corporation, Health
                                               System Revenue Bonds (Texas Health Resources System), Series A, 5% due
                                               2/15/2026 (d)                                                                   2,352
====================================================================================================================================
Utah--5.6%            AAA     Aaa      7,000   Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds,
                                               Series B, 5.75% due 7/01/2019 (d)                                               7,259
                      AA      Aa       7,200   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC Hospitals Inc.),
                                               6.25% due 2/15/2023                                                             7,606
                      NR*     NR*      3,000   Toole County, Utah, PCR, Refunding (Laidlaw Environmental), AMT, Series A,
                                               7.55% due 7/01/2027                                                             3,285
====================================================================================================================================
Virginia--3.2%        AA-     Aa3        500   Metropolitan Washington D.C. Airports Authority, Virginia, General Airport
                                               Revenue Bonds, AMT, Series B, 5.50% due 10/01/2023                                501
                      AAA     NR*      1,500   Prince William County, Virginia, IDA, Revenue Refunding Bonds (Potomac
                                               Place), Series A, 6.25% due 12/20/2027 (g)                                      1,582
                      AAA     Aaa      7,750   Richmond, Virginia, Metropolitan Authority, Expressway Revenue Refunding
                                               Bonds, Series B, 6.25% due 7/15/2022 (f)                                        8,348
====================================================================================================================================
Washington--1.6%      AAA     Aaa      5,000   Washington State Public Power Supply Systems, Revenue Refunding Bonds
                                               (Nuclear Project No. 1), Series A, 6.25% due 7/01/2017 (d)                      5,364
====================================================================================================================================


                                     6 & 7

                                       MuniHoldings Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P   Moody's   Face                                                                                 Value
STATE                Ratings Ratings  Amount  Issue                                                                       (Note 1a)
====================================================================================================================================
West Virginia--0.3%   A       A2       $ 925   Braxton County, West Virginia, Solid Waste Disposal Revenue Bonds
                                               (Weyerhaeuser Company Project), AMT, 6.125% due 4/01/2026                         971
====================================================================================================================================
Wisconsin--0.9%       AA      Aa2      2,800   Wisconsin Housing and Economic Development Authority, Home Ownership
                                               Revenue Refunding Bonds, AMT, Series B, 6.25% due 9/01/2027                     2,918
====================================================================================================================================
                      Total Investments (Cost--$311,879)--99.5%                                                               25,544
                      Other Assets Less Liabilities--0.5%                                                                      1,586
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $327,130
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(c)   AMBAC Insured.
(d)   MBIA Insured.
(e)   FSA Insured.
(f)   FGIC Insured.
(g)   GNMA Collateralized.
(h)   Prerefunded.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of October 31, 1997
============================================================================================================================
Assets:            Investments, at value (identified cost--$311,879,135) (Note 1a)............                  $325,544,118
                   Cash.......................................................................                       304,010
                   Interest receivable........................................................                     5,261,053
                   Deferred organization expenses (Note 1e)...................................                        20,974
                                                                                                                ------------
                   Total assets...............................................................                   331,130,155
                                                                                                                ------------
============================================================================================================================
Liabilities:       Payables:
                      Securities purchased....................................................    $ 3,384,859
                      Investment adviser (Note 2).............................................        142,118
                      Dividends to shareholders (Note 1f).....................................         76,402      3,603,379
                                                                                                  -----------
                   Accrued expenses...........................................................                       396,699
                                                                                                                ------------
                   Total liabilities..........................................................                     4,000,078
                                                                                                                ------------
============================================================================================================================
Net Assets:        Net assets.................................................................                  $327,130,077
                                                                                                                ============
============================================================================================================================
Capital:           Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (4,400 shares of AMPS* issued
                      and outstanding at $25,000 per share liquidation preference) ...........                  $110,000,000
                      Common Stock, par value $.10 per share (13,728,989 shares issued
                      and outstanding)........................................................    $ 1,372,899
                   Paid-in capital in excess of par...........................................    203,143,909
                   Undistributed investment income--net.......................................      1,239,583
                   Accumulated realized capital losses on investments--net....................     (2,291,297)
                   Unrealized appreciation on investments--net................................     13,664,983
                                                                                                  -----------
                   Total--Equivalent to $15.82 net asset value per share of Common Stock
                   (market price-- $15.3125)..................................................                   217,130,077
                                                                                                                ------------
                   Total capital..............................................................                  $327,130,077
                                                                                                                ============
============================================================================================================================

* Auction Market Preferred Stock.

See Notes to Financial Statements.


                                     8 & 9

                                       MuniHoldings Fund, Inc., October 31, 1997

STATEMENT OF OPERATIONS

                  For the Period May 2, 1997+ to October 31, 1997
===========================================================================================================================
Investment        Interest and amortization of premium and discount earned..................                   $ 9,021,533
Income (Note 1d):
===========================================================================================================================
Expenses:         Investment advisory fees (Note 2).........................................    $  847,161
                  Commission fees (Note 4)..................................................       118,828
                  Accounting services (Note 2)..............................................        25,772
                  Professional fees.........................................................        21,849
                  Transfer agent fees.......................................................        16,580
                  Directors' fees and expenses..............................................        11,550
                  Custodian fees............................................................         9,529
                  Listing fees..............................................................         7,642
                  Pricing fees..............................................................         5,198
                  Printing and shareholder reports..........................................         4,227
                  Amortization of organization expenses (Note 1e)...........................         2,515
                  Other.....................................................................        10,730
                                                                                                ----------
                  Total expenses before reimbursement.......................................     1,081,581
                  Reimbursement of expenses (Note 2)........................................      (429,866)
                                                                                                ----------
                  Total expenses after reimbursement........................................                       651,715
                                                                                                              ------------
                  Investment income--net....................................................                     8,369,818
                                                                                                              ------------
===========================================================================================================================
Realized &        Realized loss on investments--net.........................................                    (2,291,297)
Unrealized Gain   Unrealized appreciation on investments--net...............................                    13,664,983
(Loss) On                                                                                                     ------------
Investments--Net  Net Increase in Net Assets Resulting from Operations......................                  $ 19,743,504
(Notes 1b, 1d                                                                                                 ============
& 3):
===========================================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             For the Period
                                                                                                             May 2, 1997+ to
                  Increase (Decrease) in Net Assets:                                                          Oct. 31, 1997
============================================================================================================================
Operations:       Investment income--net...............................................................        $ 8,369,818
                  Realized loss on investments--net....................................................         (2,291,297)
                  Unrealized appreciation on investments--net..........................................         13,664,983
                                                                                                              ------------
                  Net increase in net assets resulting from operations.................................         19,743,504
                                                                                                              ------------
============================================================================================================================
Dividends to      Investment income--net:
Shareholders         Common Stock......................................................................         (5,522,541)
(Note 1f):           Preferred Stock...................................................................         (1,607,694)
                                                                                                              ------------
                  Net decrease in net assets resulting from dividends to shareholders..................         (7,130,235)
                                                                                                              ------------
============================================================================================================================
Capital Stock     Net proceeds from issuance of Common Stock...........................................        205,834,830
Transactions      Proceeds from issuance of Preferred Stock............................................        110,000,000
(Notes 1e & 4):   Offering and underwriting costs resulting from the issuance of Common Stock..........           (368,027)
                  Offering and underwriting costs resulting from the issuance of Preferred Stock.......         (1,050,000)
                                                                                                              ------------
                  Net increase in net assets derived from capital stock transactions...................        314,416,803
                                                                                                              ------------
============================================================================================================================
Net Assets:       Total increase in net assets.........................................................        327,030,072
                  Beginning of period..................................................................            100,005
                                                                                                              ------------
                  End of period*.......................................................................       $327,130,077
                                                                                                              ============
============================================================================================================================
                  *  Undistributed investment income-- net.............................................       $  1,239,583
                                                                                                              ============
============================================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.


                                    10 & 11

                                       MuniHoldings Fund, Inc., October 31, 1997

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                                       For the Period
                                                                                                                May 2, 1997+ to
                   Increase (Decrease) in Net Asset Value:                                                       Oct. 31, 1997
===============================================================================================================================
Per Share          Net asset value, beginning of period................................................           $    15.00
Operating                                                                                                         ----------
Performance:       Investment income--net..............................................................                  .61
                   Realized and unrealized gain on investments--net....................................                  .84
                                                                                                                  ----------
                   Total from investment operations....................................................                 1.45
                                                                                                                  ----------
                   Less dividends to Common Stock shareholders:
                      Investment income--net...........................................................                 (.40)
                                                                                                                  ----------
                   Capital charge resulting from issuance of Common Stock..............................                 (.03)
                                                                                                                  ----------
                   Effect of Preferred Stock activity:++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net.........................................................                 (.12)
                      Capital charge resulting from issuance of Preferred Stock........................                 (.08)
                                                                                                                  ----------
                   Total effect of Preferred Stock activity............................................                 (.20)
                                                                                                                  ----------
                   Net asset value, end of period......................................................           $    15.82
                                                                                                                  ==========
                   Market price per share, end of period...............................................           $  15.3125
                                                                                                                  ==========
===============================================================================================================================
Total Investment   Based on market price per share.....................................................                4.76%++
Return:**                                                                                                         ==========
                   Based on net asset value per share..................................................                8.23%++
                                                                                                                  ==========
===============================================================================================================================
Ratios to Average  Expenses, net of reimbursement......................................................                 .43%*
Net Assets:***                                                                                                    ==========
                   Expenses............................................................................                 .72%*
                                                                                                                  ==========
                   Investment income--net..............................................................                5.53%*
                                                                                                                  ==========
===============================================================================================================================
Supplemental Data: Net assets, net of Preferred Stock, end of period (in thousands)....................           $  217,130
                                                                                                                  ==========
                   Preferred Stock outstanding, end of period (in thousands)...........................           $  110,000
                                                                                                                  ==========
                   Portfolio turnover..................................................................               40.28%
                                                                                                                  ==========
===============================================================================================================================
Leverage:          Asset coverage per $1,000...........................................................           $    2,974
                                                                                                                  ==========
===============================================================================================================================
Dividends Per      Series A--Investment income--net......................................................         $      382
Share on Preferred                                                                                                ==========
Stock Outstanding: Series B--Investment income--net......................................................         $      349
                                                                                                                  ==========
===============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on June 5, 1997.
++    Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on May 2, 1997 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on April 25, 1997, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


                                    12 & 13

                                       MuniHoldings Fund, Inc., October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets. For the period May 2, 1997 to October 31, 1997, FAM earned fees of $847,161, of which $392,886 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $36,980.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 2, 1997 to October 31, 1997 were $401,485,380 and $112,048,737, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                    Realized
                                                     Gains           Unrealized
                                                    (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments .....................       $ 1,377,969        $13,664,983
Financial futures contracts ...............        (3,669,266)                --
                                                  -----------        -----------
Total .....................................       $(2,291,297)       $13,664,983
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $13,664,983, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $311,879,135.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

During the period May 2, 1997 to October 31, 1997, 13,722,322 shares were sold. Prior to May 2, 1997 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.58% and Series B, 3.62%.

As of October 31, 1997, there were 4,400 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction.0 For the period May 2, 1997 to October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $102,623 as commissions.

5. Subsequent Event:

On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.081850 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MHD


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #HOLD01--10/97

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